Exhibit 10.12

[Form of Personalized Policy Description Under
Supplemental Disability Insurance Plan]

Personalized Policy Description for:

[Name of Executive Officer]

NetBank, Inc.

Policy I

Policy Number:
Policy Form:	601 Income III Choice, GR
Monthly Benefit Amount:	$3,000.00
MNDA:	2 Year Aggregate
Residual:	To Age 65 Residual
Elimination Period:	180 Days
Benefit Period:	To age 65
Issue Date:	03/01/03
Annual Premium:	$

Policy II

Policy Number:
Policy Form:	601 Income III Choice, GR

Monthly Benefit Amount:

$2,000.00

MNDA:	2 Year Aggregate
Residual:	To Age 65 Residual
Elimination Period:	180 Days
Benefit Period:	To age 65
Issue Date:	03/01/03
Annual Premium:	$